UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2017 (October 31, 2017)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously announced and as further discussed in this Current Report on Form 8-K (this “Report”), on July 26, 2017, BancorpSouth, Inc. (the “Company”), as part of a plan to effect a corporate reorganization, entered into an Agreement and Plan of Reorganization with BancorpSouth Bank (the “Bank”). On August 15, 2017, the Company entered into an Amended and Restated Agreement and Plan of Reorganization with the Bank (the “Amended Plan of Reorganization”). The Amended Plan of Reorganization was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2017. On October 31, 2017, at the Effective Time (defined below), the Company merged with and into the Bank with the Bank continuing as the surviving entity (the “Surviving Entity”), all on and subject to the terms and conditions set forth in the Amended Plan of Reorganization (the “Reorganization”).

This Report is being filed to establish the Surviving Entity as the successor issuer of the Company pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose information required to be disclosed in a Current Report on Form 8-K with respect to the Company prior to the Effective Time and the Surviving Entity as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Surviving Entity Common Stock (defined below) are deemed registered under Section 12(b) of the Exchange Act.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 31, 2017, the Company and the Bank completed the Reorganization. The Reorganization was completed by the filing of Articles of Merger, on October 31, 2017, which were effective as of 11:59 p.m., Central Time, on October 31, 2017 (the “Effective Time”), with the Mississippi Department of Banking and Consumer Finance (“MDBCF”) and the Secretary of State of the State of Mississippi.

At the Effective Time, each share of the Company’s common stock, par value $2.50 per share (“Company Common Stock”), outstanding immediately prior to the Effective Time was automatically converted into the right to receive one share of Bank common stock, par value $2.50 per share (“Surviving Entity Common Stock”). Any fractions of shares of Company Common Stock were also automatically converted into the right to receive the same fractions of shares of Surviving Entity Common Stock. Accordingly, following the completion of the Reorganization, shareholders of the Surviving Entity will own shares of Surviving Entity Common Stock in the same proportion as their prior ownership of shares of Company Common Stock immediately prior to the Reorganization.

In addition, at the Effective Time, the Surviving Entity assumed all of the Company’s restricted stock, performance share, stock option and stock incentive plans and also assumed all stock-based awards that were granted by the Company under those plans. As a result, each of the Company’s outstanding stock-based awards were converted into similar stock-based awards that cover the same number of shares of Surviving Entity Common Stock, and with the same terms and conditions, including the same vesting, exercisability and other restrictions, which were not affected by the Reorganization. The Surviving Entity also assumed the Company’s non-equity performance incentive plan as well as any non-equity performance awards that were outstanding. In addition, the Surviving Entity assumed all of the Company’s employee benefit plans, including retirement, profit sharing, health and welfare plans and fringe benefit arrangements for its employees. The Surviving Entity also assumed the Company’s obligations under the change in control agreements the Company had with its key officers, and these officers will continue to be subject to the obligations and restrictive covenants included in the agreements.

As a result of the Reorganization, as of the Effective Time, the rights of the holders of Surviving Entity Common Stock are now governed by the Surviving Entity’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

The Surviving Entity has the same board of directors following the Reorganization as the Company had immediately prior thereto, and the standing committees of the board of directors of the Surviving Entity and their composition are the same as the Company immediately prior to the Reorganization. Executive officers of the Company immediately prior to the Reorganization continue to hold the same positions and titles with the Surviving Entity following the Reorganization.

As a Mississippi state-chartered bank that is not a member of the Federal Reserve System, after the Reorganization, the Surviving Entity will continue to be subject to regulation and supervision by the Federal Deposit Insurance Corporation (the “FDIC”) and the MDBCF. The Company, prior to the Effective Time, was subject to regulation and supervision by the Federal Reserve Board (the “FRB”) as a bank holding company; however, as of the Effective Time, the Surviving Entity is not subject to the FRB’s regulation and supervision (except for any such regulations as are made applicable to the Surviving Entity by law and regulations of the FDIC).

Surviving Entity Common Stock is now registered under the Exchange Act, which vests the FDIC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Surviving Entity. Following the Reorganization, the Surviving Entity will not file periodic or current reports or other materials with the SEC but will be required to file such periodic and current reports and other materials required under the Exchange Act with the FDIC. Among other things, the Surviving Entity will file annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, with the FDIC and the New York Stock Exchange (the “NYSE”), and the directors and certain officers and shareholders of the Surviving Entity will be subject to the reporting requirements and prohibition on short-swing profits of Section 16 of the Exchange Act, although such filings will now be made with the FDIC.

In connection with the Reorganization, Company Common Stock was removed from listing on the NYSE effective October 31, 2017, and the Surviving Entity Common Stock will begin trading on the NYSE effective November 1, 2017 under the same ticker symbol as the Company Common Stock, “BXS.” The CUSIP number for Surviving Entity Common Stock is 05971J 102.

Pursuant to Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities issued by the Surviving Entity, including the shares of Surviving Entity Common Stock issued in connection with the Reorganization, are exempt from registration under the Securities Act.

The Surviving Entity, on behalf of the Company, intends to make various filings with the SEC to deregister Company securities, including shares of Company Common Stock, and eliminate the Company’s reporting obligations related thereto.

Computershare, Inc., the registrar and transfer agent of the Surviving Entity (“Computershare”), will begin mailing transmittal materials and instructions (“Transmittal Materials”) to those record holders of Company Common Stock whose shares are represented either in whole or in part by a stock certificate or certificates (each, a “Company Certificate”). The Transmittal Materials will describe how these record holders may submit to Computershare their Transmittal Materials and their Company Certificates. Company shareholders holding Company Certificates must deliver to Computershare properly completed and executed Transmittal Materials, including any Company Certificates, to receive (i) a certificate representing an equivalent number of shares of Surviving Entity Common Stock or shares of Surviving Entity Common Stock in book-entry form and (ii) any future dividends on Surviving Entity Common Stock that are declared by the board of directors of the Surviving Entity, as well as the quarterly cash dividend of $0.14 per share of Company Common Stock declared by the Company’s Board of Directors on October 25, 2017. Upon the receipt of such properly completed and executed Transmittal Materials, including any Company Certificates, Computershare will issue to these record holders a certificate representing an equivalent number of shares of Surviving Entity Common Stock or will credit the accounts of these record holders with an equivalent number of shares of Surviving Entity Common Stock in book-entry form, as elected by record holders in their Transmittal Materials. Record holders of Company Common Stock whose shares are held only in book-entry form will not receive Transmittal Materials from Computershare. The book-entry shares owned by these record holders will be automatically converted into an equivalent number of shares of Surviving Entity Common Stock in book-entry form, and their accounts will be credited accordingly.

The Surviving Entity will administer a share repurchase program that allows for the purchase of up to an aggregate of 6,000,000 shares of Surviving Entity Common Stock. This new stock repurchase program became effective upon closing of the Reorganization and will have an expiration date of December 31, 2019.

The foregoing summary of the Reorganization and the terms and conditions of the Amended Plan of Reorganization do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amended Plan of Reorganization, a copy of which is filed as Exhibit 2.1 to this Report.

Section 3 – Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Reference is made to the information set forth in response to Item 2.01, which such information is incorporated herein by reference.

Item 3.03. Material Modification of Rights of Security Holders.

Reference is made to the information set forth in response to Item 2.01 and 3.01, which such information is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

Reference is made to the information set forth in response to Item 2.01, which such information is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Reference is made to the information set forth in response to Item 2.01, which such information is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Reference is made to the information set forth in response to Item 2.01, Item 3.01, Item 3.03, Item 5.01, and Item 5.02, which such information is incorporated herein by reference. A copy of the news release announcing the closing of the Reorganization is furnished as Exhibit 99.1 to this Report.

Forward Looking Statements

Certain statements contained in this Report may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “anticipate,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Surviving Entity’s continued compliance with FDIC, MDBCF and, if applicable, FRB regulations and supervision, the Surviving Entity’s filing of annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, with the FDIC and the NYSE, the filing of reports by directors and certain officers and shareholders of the Surviving Entity with the FDIC, the mailing of Transmittal Materials by Computershare, Computershare’s issuance of stock certificates representing shares of Surviving Entity Common Stock, Computershare’s crediting of accounts of former Company shareholders with shares of Surviving Entity Common Stock in book-entry form, Computershare’s automatic conversion of shares of Company Common Stock held only book-entry form into shares of Surviving Entity Common Stock in book-entry form, the commencement date of trading of Surviving Entity Common Stock on the NYSE, and the Company’s various filings with the SEC to deregister Company securities, including shares of Company Common Stock, and eliminate the Company’s reporting obligations related thereto.

The Company cautions readers not to place undue reliance on the forward-looking statements contained in this Report, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of the Company and the Bank. These factors may include, but are not limited to, the ability of the Company and the Surviving Entity to meet expectations regarding the accounting and tax treatments of the Reorganization, the possibility that any of the anticipated benefits of the Reorganization will not be realized or will not be realized as expected, the possibility that the Reorganization may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the inability of the Surviving Entity to comply with FDIC, MDBCF and, if applicable, FRB regulations and supervision, the inability to retrieve filings mandated by the Exchange Act from the SEC’s publicly-available website after the closing of the Reorganization for the Surviving Entity, its directors and certain of its officers and shareholders, the inability of Computershare to exchange shares of Company Common Stock for shares of Surviving Entity Common Stock in a timely manner or at all, any delay in trading of Surviving Entity Common Stock on the NYSE, any delay in those filings with the SEC necessary to deregister Company securities and to eliminate the Company’s reporting obligations related thereto, the impact of all other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and the other factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that was filed with the SEC on February 27, 2017. Forward-looking statements speak only as of the date of this Report, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Reorganization, dated as of August 15, 2017, by and between BancorpSouth, Inc. and BancorpSouth Bank

99.1	News Release issued on October 31, 2017 by BancorpSouth Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH BANK
(as successor to BancorpSouth, Inc.)

By:	/s/ Cathy Freeman
Cathy S. Freeman
Senior Executive Vice President and
Chief Administrative Officer

Date: November 1, 2017